Exhibit 10.1
Big Stone II Power Plant
Amendment No. 2 to
Participation Agreement
By and Among
CENTRAL MINNESOTA MUNICIPAL POWER AGENCY,
GREAT RIVER ENERGY,
HEARTLAND CONSUMERS POWER DISTRICT,
MONTANA-DAKOTA UTILITIES CO., A DIVISION OF MDU
RESOURCES GROUP, INC.,
OTTER TAIL CORPORATION dba OTTER TAIL POWER COMPANY,
SOUTHERN MINNESOTA MUNICIPAL POWER AGENCY, AND
WESTERN MINNESOTA MUNICIPAL POWER AGENCY
As
Owners
August 18, 2006

1	Amendment No. 2 to Participation Agreement August 18, 2006

Amendment No. 2 to Participation Agreement
     THIS AMENDMENT NO. 2 TO PARTICIPATION AGREEMENT (this “Amendment”) is made as of August 18, 2006, by and among Central Minnesota Municipal Power Agency, an agency incorporated under the laws of the State of Minnesota (“CMMPA”), Great River Energy, a cooperative corporation incorporated under the laws of the State of Minnesota (“GRE”), Heartland Consumers Power District, a consumers power district formed and organized under the South Dakota Consumers Power District Law (Chapter 49-35 of the South Dakota Codified Laws) (“Heartland”), Montana-Dakota Utilities Co., a Division of MDU Resources Group, Inc., a corporation incorporated under the laws of the State of Delaware (“Montana-Dakota”), Otter Tail Corporation, a corporation incorporated under the laws of the State of Minnesota, doing business as Otter Tail Power Company (“Otter Tail”), Southern Minnesota Municipal Power Agency, a municipal corporation and political subdivision of the State of Minnesota (“SMMPA”), and Western Minnesota Municipal Power Agency, a municipal corporation and political subdivision of the State of Minnesota (“WMMPA”) (each individually a “Party” and, collectively, the “Parties”).
RECITALS
     WHEREAS, the Parties have entered into a Participation Agreement, dated June 30, 2005 (the “Agreement”), and an Amendment No. 1 to the Participation Agreement dated effective as of June 1, 2006 (the “Amendment No. 1”) (collectively with the Agreement, the “Amended Agreement”), to provide for their ownership as tenants in common of BSP II and set forth certain responsibilities and mechanisms for the design, construction, ownership, operation, maintenance and repair of BSP II; and
     WHEREAS, the Parties desire to amend the Agreement and the Amendment No. 1 as and to the extent provided in this Amendment.
     NOW, THEREFORE, in consideration of the agreements and covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound by this Amendment, the Parties covenant and agree as follows:
AGREEMENTS
     1.01 Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.
     1.02 Amendments. The Amended Agreement is hereby amended as follows:
     (a) In Section 3.05(b) of the Amended Agreement, the date “August 31, 2006” is hereby replaced with “November 30, 2006”.
     (b) In Section 3.05(b)(i)(B) of the Amended Agreement, the date “September 30, 2006” is hereby replaced with the date “December 31, 2006”.

2	Amendment No. 2 to Participation Agreement August 18, 2006

     (c) A new Section 3.05(c) is hereby inserted into the Amended Agreement:
“At any time prior to 2 p.m. Central Time on September 15, 2006 (“Early Withdrawal Period’), any Owner may withdraw from the Project pursuant to Section 3.05(b) as a result of (*) by providing written notice of its withdrawal, transmitted electronically (facsimile or electronic mail) to the other Owners prior to the end of the Early Withdrawal Period. Any Owner withdrawing during such Early Withdrawal Period as a result of (*) shall deposit into the Trust Account on or before thirty (30) days after such notice of withdrawal, a payment equal to (*) per kilowatt multiplied by that Owner’s Ownership Share (“Early Withdrawal Deposit”).
In the event one or more Owners elects to withdraw during the Early Withdrawal Period, then for purposes of the vote by the Coordination Committee contemplated in Section 3.05(b) (the “Project Vote”) such Owner(s) shall be deemed to have (*). Furthermore, for purposes of the Project Vote, all Owners’ Ownership Share (both for Owners who withdrew during the Early Withdrawal Period and for those who did not) shall be as calculated without reallocation.
Following an Owner’s withdrawal pursuant to this Section 3.05(c), the withdrawing Owner shall pay its obligations under Section 3.08 as they are invoiced by Operator. The Early Withdrawal Deposit shall not be used for the purpose of paying such obligations.
If a Double Majority votes in favor of the Project continuing when the Project Vote is taken then an Owner who properly withdraws under this Section 3.05(c) shall have no other obligations except those required under Sections 3.08 and 16.06, and it shall not be entitled to any refund of its Early Withdrawal Deposit.
If a Double Majority does not vote in favor of the Project continuing when the Project Vote is taken, or if both Otter Tail and Montana-Dakota withdraw from the Project, then an Owner who withdraws during the Early Withdrawal Period shall be reimbursed its Early Withdrawal Deposit less its portion of Project Costs described in Section 3.08 and those Project Costs incurred for winding up the Project as described in Section 14.02. To the extent such Project Costs are not yet known, they shall be reasonably estimated by the Operator, and thereafter, if such estimates are not adequate to cover all such costs, then the withdrawing Owner shall pay such additional Project Costs as they are invoiced by the Operator.”
     (d) The first sentence of Section 3.09(b) of the Amended Agreement is amended to provide as follows: “If an Owner withdraws from the Project pursuant to Section 3.05(b) or 3.05(c), and either Montana-Dakota or Otter Tail (or both) have not withdrawn, then:”

3	Amendment No. 2 to Participation Agreement August 18, 2006

     (e) Section 14.02(c) is hereby replaced with the following: “the deposit of any proceeds from the disposition in the Trust Account (provided, however, that an Owner that withdraws from the Project pursuant to Section 3.05(b)(i) or 3.05(c) of this Agreement shall not be entitled to receive any payment paid by such Owner in connection with such withdrawal pursuant to Section 3.05(b)(i) or Section 3.05(c) of this Agreement or otherwise); and”
     1.03 Continuing Effect; Ratification. Except as expressly amended herein, all other terms, covenants and conditions contained in the Amended Agreement shall continue to remain unchanged and in full force and effect and are hereby ratified and confirmed.
     1.04 Governing Law. This Amendment shall be interpreted and enforced in accordance with the Laws of the State of South Dakota, notwithstanding any conflict of law provision to the contrary.
     1.05 Captions. All titles, subject headings, section titles and similar items are provided for the purpose of reference and convenience and are not intended to affect the meaning of the content or scope of this Amendment.
     1.06 Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute but one and the same agreement. Counterpart signatures may be delivered by facsimile or electronic transmission, each of which shall have the same force and effect as an original signed copy.
     1.07 Authority. Each signatory to this Amendment represents that he/she has the authority to execute and deliver this Amendment on behalf of the party set forth above his/her signature.
[Signature pages follow.
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4	Amendment No. 2 to Participation Agreement August 18, 2006

     IN WITNESS WHEREOF, the Parties have caused their names to be hereunto subscribed by their officers thereunto duly authorized, intending thereby that this Amendment shall be effective as of the date set forth above.

OWNERS: CENTRAL MINNESOTA MUNICIPAL POWER AGENCY
By /s/ Bob Elston
Bob Elston
Its President

[Signatures continued on next page.]

5	Amendment No. 2 to Participation Agreement August 18, 2006

     IN WITNESS WHEREOF, the Parties have caused their names to be hereunto subscribed by their officers thereunto duly authorized, intending thereby that this Amendment shall be effective as of the date set forth above.

OWNERS: HEARTLAND CONSUMERS POWER DISTRICT
By /s/ Michael McDowell
Michael McDowell
Its General Manager

[Signatures continued on next page.]

6	Amendment No. 2 to Participation Agreement August 18, 2006

     IN WITNESS WHEREOF, the Parties have caused their names to be hereunto subscribed by their officers thereunto duly authorized, intending thereby that this Amendment shall be effective as of the date set forth above.

OWNERS: SOUTHERN MINNESOTA MUNICIPAL POWER AGENCY
By /s/ Raymond M. Hayward
Raymond A. Hayward
Its Executive Director and CEO

[Signatures continued on next page.]

7	Amendment No. 2 to Participation Agreement August 18, 2006

     IN WITNESS WHEREOF, the Parties have caused their names to be hereunto subscribed by their officers thereunto duly authorized, intending thereby that this Amendment shall be effective as of the date set forth above.

OWNERS: WESTERN MINNESOTA MUNICIPAL POWER AGENCY
By /s/ Donald E. Habicht
Donald E. Habicht
Its President

[Signatures continued on next page.]

8	Amendment No. 2 to Participation Agreement August 18, 2006

     IN WITNESS WHEREOF, the Parties have caused their names to be hereunto subscribed by their officers thereunto duly authorized, intending thereby that this Amendment shall be effective as of the date set forth above.

OWNERS: GREAT RIVER ENERGY
By /s/ David Saggau
David Saggau
Its President and Chief Executive Officer

[Signatures continued on next page.]

9	Amendment No. 2 to Participation Agreement August 18, 2006

     IN WITNESS WHEREOF, the Parties have caused their names to be hereunto subscribed by their officers thereunto duly authorized, intending thereby that this Amendment shall be effective as of the date set forth above.

OWNERS: MONTANA-DAKOTA UTILITIES CO., a Division of MDU Resources Group, Inc.
By /s/ Bruce T. Imsdahl
Bruce T. Imsdahl
Its President and Chief Executive Officer

[Signatures continued on next page.]

10	Amendment No. 2 to Participation Agreement August 18, 2006

     IN WITNESS WHEREOF, the Parties have caused their names to be hereunto subscribed by their officers thereunto duly authorized, intending thereby that this Amendment shall be effective as of the date set forth above.

OWNERS: OTTER TAIL CORPORATION dba Otter Tail Power Company
By /s/ Charles S. MacFarlane
Charles S. MacFarlane
Its President

(*) Confidential information has been omitted and filed separately with the Commission pursuant to Rule 24b-2.

11	Amendment No. 2 to Participation Agreement August 18, 2006